                                                                               .
                                                                               .
                                                                               .

                                  NEWS RELEASE

For More Information Contact:                                           For Immediate Release  - April 17, 2003
J. Downey Bridgwater, President & Chief
Executive Officer
713-507-2670
Stephen Raffaele, Chief Financial Officer
713-507-7408



          STERLING BANCSHARES REPORTS 32% INCREASE IN DILUTED EARNINGS
                                    PER SHARE

HOUSTON, TEXAS -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported net income for the first quarter of 2003 of $11.2 million or $.25 per diluted share, up 32% from the $.19 per diluted share earned in the first quarter of 2002. Net income for the first quarter of 2003 included a before-tax gain of $3.2 million related to the sale of the Eagle Pass office. Income from continuing operations for the first quarter of 2003 totaled $9.2 million or $.21 per diluted share, up 11% from the first quarter of 2002. For the first quarter of 2003, return on average assets was 1.36% and return on average common equity was 17.82%.

"We continued to see good loan growth, excellent core deposit generation and stable credit quality," commented J. Downey Bridgwater, President and Chief Executive Officer. "Our fundamental business trends and the quality of our earnings were very solid."

Net interest income was $37.0 million in the first quarter of 2003, up 12% from the first quarter of 2002. The net interest margin for the first quarter of 2003 was 5.14%. Additionally, the tax equivalent net interest income was $37.3 million in the first quarter of 2003, up 12% from the first quarter of 2002. The tax equivalent net interest margin for the first quarter of 2003 was 5.19%. Average loans held for investment for the first quarter of 2003 were $1.9 billion, up 18% from the first quarter of last year. Average deposits for the quarter ended March 31, 2003 were $2.4 billion, a 16% increase from the same period a year ago.

Noninterest income was $29.5 million in the first quarter of 2003, up 88% from the first quarter of last year. Noninterest expense for the first quarter of 2003 was $47.2 million, up 40% from the $33.7 million in the first quarter of 2002.

Net charge-offs in the first quarter of 2003 were $3.2 million or .52% of average total loans, compared to $1.8 million or .38% of average total loans in the first quarter of last year. The provision for loan losses was $5.4 million for the first quarter of 2003, up from $2.6 million in 2002. The allowance for loan losses at March 31, 2003 was $29.5 million and represented 1.21% of total loans. The allowance for loan losses at March 31, 2002 was $23.8 million and also represented 1.21% of total loans.



                                     -more-

Sterling Bancshares, Inc., News Release
April 17, 2003
Page 2


Nonperforming assets were $25.8 million at March 31, 2003 or 1.05% of total loans and foreclosed properties. This represented an increase of $2.8 million from the $23.1 million as of December 31, 2002. The increase in nonperforming assets primarily came from the recently acquired ENB Bankshares in Dallas combined with a decrease in the average mortgage loan warehouse balance of $133 million. Nonperforming assets at March 31, 2002 were $14.3 million or .73% of total loans and foreclosed properties.

At March 31, 2003, Sterling had total assets of $3.2 billion and total deposits of $2.5 billion. Shareholders' equity of $258.4 million represented 7.97% of total assets. Book value per share was $5.86.

In conjunction with Sterling's first quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Stephen Raffaele, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, April 17, 2003 at 10:00AM EDT. To participate, please visit Sterling's web site at www.banksterling.com.

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on an FTE basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 39 community-banking offices in the greater metro areas of Houston, San Antonio, Dallas, and South Texas. Sterling also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other


                                     -more-

Sterling Bancshares, Inc., News Release
April 17, 2003
Page 3


financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.





                                     -more-

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 4

                                                         THREE MONTHS ENDED               %
                                                       2003             2002            CHANGE
                                                   ------------     ------------     ------------
EARNINGS & DIVIDENDS
Period Ended March 31

Net income                                         $     11,237     $      8,298             35.4 %
Income from continuing operations                  $      9,210     $      8,357             10.2

Earnings per share
     Basic                                         $       0.26     $       0.19             36.8
     Diluted                                       $       0.25     $       0.19             31.6

Earnings per share from continuing operations
     Basic                                         $       0.21     $       0.19             10.5
     Diluted                                       $       0.21     $       0.19             10.5

Average shares outstanding
     Basic                                               43,987           43,779              0.5
     Diluted                                             44,727           44,665              0.1

Dividends paid per common share                    $      0.045     $      0.040             12.5
End of period common shares outstanding                  43,993           43,800              0.4
End of period book value per share                 $       5.86     $       5.10             14.9

SELECTED RATIOS
Net interest margin (tax equivalent) (1)                   5.19%            5.77%             (58)bps
Annualized return on average assets                        1.36%            1.24%              12
Annualized return on average equity                       17.82%           15.06%             276
Tier 1 capital ratio                                      10.03%            9.69%              34
Total capital ratio                                       11.10%           10.72%              38
Tier 1 leverage ratio                                      8.44%            8.43%               1

CONDENSED BALANCE SHEET
Average Balances
Loans held for sale                                $    515,814     $    227,239            127.0 %
Loans held for investment                             1,943,443        1,644,725             18.2
                                                   ------------     ------------
Total loans                                           2,459,257        1,871,964             31.4
Securities                                              319,250          319,508             (0.1)
Trading assets                                          121,181          103,262             17.4
Other earning assets                                     17,442           46,288            (62.3)
Allowance for loan losses                               (29,116)         (23,758)            22.6
Goodwill, net                                            60,808           54,812             10.9
Other assets                                            407,375          339,960             19.8
                                                   ------------     ------------
Total assets                                       $  3,356,197     $  2,712,036             23.8
                                                   ============     ============

Noninterest bearing deposits                       $    892,196     $    736,221             21.2
Interest bearing deposits                             1,534,634        1,348,016             13.8
                                                   ------------     ------------
Total deposits                                        2,426,830        2,084,237             16.4
Other borrowings                                        400,184          161,353            148.0
Notes Payable                                            20,717           20,879             (0.8)
Other liabilities                                       172,722          164,595              4.9
                                                   ------------     ------------
Total liabilities                                     3,020,453        2,431,064             24.2
Trust preferred securities                               80,000           57,500             39.1
Realized shareholders' equity                           251,822          219,266             14.8
Accumulated other comprehensive income                    3,922            4,206             (6.8)
                                                   ------------     ------------
Total liabilities and shareholders' equity         $  3,356,197     $  2,712,036             23.8
                                                   ============     ============

(1) The net interest margin uses net interest income on a tax equivalent basis. In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.



                                     -more-

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 5

                                                              AS OF MARCH 31,               %
                                                           2003            2002           CHANGE
                                                       ------------    ------------    ------------
End of Period
Loans held for sale                                    $    481,789    $    291,469            65.3 %
Loans held for investment                                 1,964,521       1,674,811            17.3
                                                       ------------    ------------
Total loans                                               2,446,310       1,966,280            24.4
Securities                                                  288,765         308,316            (6.3)
Trading assets                                              100,252          98,461             1.8
Other earning assets                                         19,571          42,718           (54.2)
Allowance for loan losses                                   (29,503)        (23,798)           24.0
Goodwill, net                                                57,714          54,812             5.3
Assets related to discontinued operations                    16,223          38,658           (58.0)
Other assets                                                343,063         303,926            12.9
                                                       ------------    ------------
Total assets                                           $  3,242,395    $  2,789,373            16.2
                                                       ============    ============

Noninterest bearing deposits                           $    952,776    $    795,429            19.8
Interest bearing deposits                                 1,533,554       1,348,788            13.7
                                                       ------------    ------------
Total deposits                                            2,486,330       2,144,217            16.0
Other borrowings                                            301,575         171,191            76.2
Notes payable                                                20,360          20,879            (2.5)
Liabilities related to discontinued operations               43,402         132,574           (67.3)
Other liabilities                                            46,836          34,563            35.5
                                                       ------------    ------------
Total liabilities                                         2,898,503       2,503,424            15.8
Trust preferred securities                                   80,000          57,500            39.1
Minority interest                                             5,498           4,447            23.6
Realized shareholders' equity                               254,688         220,561            15.5
Accumulated other comprehensive income                        3,706           3,441             7.7
                                                       ------------    ------------
Total liabilities and shareholders' equity             $  3,242,395    $  2,789,373            16.2
                                                       ============    ============



                                     -more-

STERLING BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 6

                                                             1ST QTR        4TH QTR       3RD QTR        2ND QTR        1ST QTR
                                                              2003           2002          2002           2002           2002
                                                           ----------     ----------     ----------     ----------     ----------
CREDIT DATA
Allowance for loans - beginning                                27,621         26,128         24,217         23,798         22,927
Allowance from acquisitions                                        --             --            656             --             --
Allowance sold with divestiture                                  (353)            --             --             --             --
Provision for loan losses                                       5,392          4,868          3,439          3,088          2,623
Net charge-offs                                                (3,157)        (3,375)        (2,184)        (2,669)        (1,752)
                                                           ----------     ----------     ----------     ----------     ----------
Allowance for loan losses - ending                             29,503         27,621         26,128         24,217         23,798
                                                           ==========     ==========     ==========     ==========     ==========

Nonaccrual loans                                               20,569         19,654         15,120         14,936         12,551
Restructured loans                                                 --             --             --             --             15
Other real estate                                               5,177          3,359          4,421          2,368          1,677
Other repossessed assets                                           97             66             44             88             76
                                                           ----------     ----------     ----------     ----------     ----------
Total nonperforming assets                                     25,843         23,079         19,585         17,392         14,319
                                                           ==========     ==========     ==========     ==========     ==========

Accruing loans past due 90 days or more                           334            984          2,909          1,062          1,888

Nonperforming assets to loans, ORE and ORA                       1.05%          0.88%          0.75%          0.80%          0.73%
Nonperforming loans to total loans                               0.84%          0.75%          0.58%          0.69%          0.64%
Allowance to total loans                                         1.21%          1.06%          1.01%          1.12%          1.21%
Allowance to nonperforming assets                              114.16%        119.68%        133.41%        139.24%        166.20%
Net charge-offs to average loans (annualized)                    0.52%          0.53%          0.38%          0.53%          0.38%
Provision for loan losses to average loans (annualized)          0.89%          0.77%          0.60%          0.62%          0.57%

SELECTED AVERAGE BALANCES
Loans held for sale                                           515,814        648,592        439,636        311,533        227,239
Loans held for investment                                   1,943,443      1,871,895      1,818,511      1,695,651      1,644,725
Total loans                                                 2,459,257      2,520,487      2,258,147      2,007,184      1,871,964
Securities                                                    319,250        299,910        309,016        306,246        319,508
Trading assets                                                121,181        154,046         99,160        100,396        103,262
Other earning assets                                           17,442         15,688         18,037         29,497         46,288
Goodwill                                                       60,808         61,165         56,730         55,245         54,812
Earning assets                                              2,917,130      2,990,131      2,684,360      2,443,323      2,341,022
Total assets                                                3,356,197      3,449,969      3,096,728      2,821,120      2,712,036
Noninterest bearing deposits                                  892,196        925,381        837,256        781,539        736,221
Interest bearing deposits                                   1,534,634      1,561,004      1,394,940      1,353,304      1,348,016
Total deposits                                              2,426,830      2,486,385      2,232,196      2,134,843      2,084,237
Other borrowings                                              400,184        405,957        358,135        210,922        161,353
Notes payable                                                  20,717         21,470         20,716         20,879         20,879
Trust preferred securities                                     80,000         99,063         65,938         57,500         57,500
Shareholders' equity                                          255,744        248,754        242,964        230,998        223,472

FUNDINGS AT MORTGAGE COMPANY
Original production                                           690,620        796,158        756,252        705,706        474,572
Refinanced                                                    777,062        888,824        481,673        146,252        201,934
                                                           ----------     ----------     ----------     ----------     ----------
Total                                                       1,467,682      1,684,982      1,237,925        851,958        676,506
                                                           ==========     ==========     ==========     ==========     ==========


                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 7

                                                                                   PERIOD END AS OF         INCREASE/(DECREASE)
                                                                               -------------------------   ---------------------
                                                                                3/31/2003    3/31/2002      AMOUNT         %
                                                                               ----------    ----------    ----------    ------
ASSETS
Cash and cash equivalents                                                      $  124,321    $  127,278    $   (2,957)     (2.3)%
Interest-bearing deposits in financial institutions                                 1,413         2,099          (686)    (32.7)
Securities purchased with an agreement to resell                                       --         1,732        (1,732)   (100.0)
Trading assets                                                                    100,252        98,461         1,791       1.8
Available-for-sale securities, at fair value                                      232,172       236,047        (3,875)     (1.6)
Held-to-maturity securities, at amortized cost                                     56,593        72,269       (15,676)    (21.7)
Loans held for sale                                                               481,789       291,469       190,320      65.3

Loans held for investment:
   Commercial and industrial                                                      603,739       511,027        92,712      18.1
   Real estate:
      Commercial                                                                  651,303       552,585        98,718      17.9
      Residential mortgage                                                        194,414       167,108        27,306      16.3
      Construction and development                                                381,650       295,458        86,192      29.2
   Consumer/other                                                                 133,417       148,670       (15,253)    (10.3)
   Unearned premium (discount)                                                         (2)          (37)           35     (94.6)
                                                                               ----------    ----------    ----------
      Loans held for investment                                                 1,964,521     1,674,811       289,710      17.3
Allowance for credit losses                                                       (29,503)      (23,798)       (5,705)     24.0
                                                                               ----------    ----------    ----------
   Loans, net                                                                   1,935,018     1,651,013       284,005      17.2
Accrued interest receivable                                                        12,188        11,894           294       2.5
Real estate acquired by foreclosure                                                 5,177         1,677         3,500     208.7
Premises and equipment, net                                                        53,313        52,038         1,275       2.5
Goodwill, net                                                                      57,714        54,812         2,902       5.3
Core deposit intangible                                                             1,982         1,941            41        --
Mortgage servicing rights                                                          24,674        20,720         3,954      19.1
Other assets                                                                      139,566       127,265        12,301       9.7
Assets related to discontinued operations                                          16,223        38,658       (22,435)    (58.0)
                                                                               ----------    ----------    ----------
TOTAL ASSETS                                                                   $3,242,395    $2,789,373    $  453,022      16.2
                                                                               ==========    ==========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
   Noninterest-bearing                                                         $  952,776    $  795,429    $  157,347      19.8
   Interest-bearing                                                               859,389       825,517        33,872       4.1
Certificates of deposit and other time deposits:
   Jumbo                                                                          447,235       294,725       152,510      51.7
   Nonjumbo                                                                       226,930       228,546        (1,616)     (0.7)
                                                                               ----------    ----------    ----------
   Total deposits                                                               2,486,330     2,144,217       342,113      16.0
Other borrowed funds                                                              301,575       171,191       130,384      76.2
Note payable                                                                       20,360        20,879          (519)     (2.5)
Accrued interest payable and other liabilities                                     46,836        34,563        12,273      35.5
Liabilities related to discontinued operations                                     43,402       132,574       (89,172)    (67.3)
                                                                               ----------    ----------    ----------
   Total liabilities                                                            2,898,503     2,503,424       395,079      15.8

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
   TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                                  80,000        57,500        22,500      39.1

MINORITY INTEREST IN STERLING CAPITAL MORTGAGE COMPANY                              5,498         4,447         1,051      23.6

Shareholders' equity:
   Convertible preferred stock, $1 par value, 1 million shares authorized              59            59            --        --
   Common stock, $1 par value, 100 million shares authorized                       43,993        43,800           193       0.4
   Capital surplus                                                                 44,717        43,013         1,704       4.0
   Retained earnings                                                              165,919       133,689        32,230      24.1
   Accumulated other comprehensive income--net unrealized gain on
      available-for-sale securities, net of tax                                     3,706         3,441           265       7.7
                                                                               ----------    ----------    ----------
      Total shareholders' equity                                                  258,394       224,002        34,392      15.4
                                                                               ----------    ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     $3,242,395    $2,789,373    $  453,022      16.2
                                                                               ==========    ==========    ==========


                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 8

                                                                          QUARTER ENDED MARCH 31,      INCREASE/(DECREASE)
                                                                            2003          2002         AMOUNT          %
                                                                         ----------    ----------    ----------    ----------
Interest income:
   Loans, including fees                                                 $   39,480    $   34,197    $    5,283          15.4%
   Securities:
     Taxable                                                                  2,724         3,883        (1,159)        (29.8)
     Tax-exempt                                                                 649           781          (132)        (16.9)
   Federal funds sold and securities purchased under
     agreements to resell                                                        47           215          (168)        (78.1)
   Trading assets                                                               862         1,050          (188)        (17.9)
   Deposits in financial institutions                                            19            29           (10)        (34.5)
                                                                         ----------    ----------    ----------
       Total interest income                                                  43,781        40,155         3,626           9.0

Interest expense:
   Demand and savings deposits                                                1,357         2,208          (851)        (38.5)
   Certificates and other time deposits                                       3,932         4,120          (188)         (4.6)
   Other borrowed funds                                                       1,348           726           622          85.7
   Note payable                                                                 165           203           (38)        (18.7)
                                                                         ----------    ----------    ----------
       Total interest expense                                                 6,802         7,257          (455)         (6.3)
                                                                         ----------    ----------    ----------
       NET INTEREST INCOME                                                   36,979        32,898         4,081          12.4

          Provision for credit losses                                         5,392         2,623         2,769         105.6
                                                                         ----------    ----------    ----------
       NET INTEREST INCOME AFTER
         PROVISION FOR CREDIT LOSSES                                         31,587        30,275         1,312           4.3

Noninterest income:
   Customer service fees                                                      3,963         3,669           294           8.0
   Gain on sale of mortgage loans                                            11,571         4,129         7,442         180.2
   Mortgage origination income                                                8,173         3,393         4,780         140.9
   Other                                                                      5,826         4,554         1,272          27.9
                                                                         ----------    ----------    ----------
       Total noninterest income                                              29,533        15,745        13,788          87.6

Noninterest expense:
   Salaries and employee benefits                                            24,849        18,645         6,204          33.3
   Occupancy expense                                                          6,520         5,089         1,431          28.1
   Net loss and carrying costs of real estate
     acquired by foreclosure                                                     (6)           66           (72)       (109.1)
   Mortgage servicing rights amortization                                     3,904           800         3,104         388.0
   Technology                                                                 1,485         1,201           284          23.6
   Postage and delivery charges                                                 975           698           277          39.7
   Supplies                                                                     790           523           267          51.1
   Professional fees                                                            919           696           223          32.0
   Minority interest expense:
     Company-obligated mandatorily redeemable
       trust preferred securities of subsidiary trusts                        1,552         1,330           222          16.7
     Sterling Capital Mortgage Company                                          424           215           209          97.2
   Other                                                                      5,739         4,415         1,324          30.0
                                                                         ----------    ----------    ----------
       Total noninterest expense                                             47,151        33,678        13,473          40.0

       INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                                                13,969        12,342         1,627          13.2
          Provision for income taxes                                          4,759         3,985           774          19.4
                                                                         ----------    ----------    ----------
       INCOME FROM CONTINUING OPERATIONS                                      9,210         8,357           853          10.2

       INCOME FROM DISCONTINUED OPERATIONS
          BEFORE INCOME TAXES                                                 3,118           (88)        3,206       3,643.2
          Provision for income taxes                                          1,091           (29)        1,120       3,862.1
                                                                         ----------    ----------    ----------       3,535.6
       INCOME FROM DISCONTINUED OPERATIONS                                    2,027           (59)        2,086

                                                                         ----------    ----------    ----------
       NET INCOME                                                        $   11,237    $    8,298    $    2,939          35.4
                                                                         ==========    ==========    ==========

EARNINGS PER SHARE:
   Basic                                                                 $     0.26    $     0.19    $     0.07          36.8
                                                                         ==========    ==========    ==========
   Diluted                                                               $     0.25    $     0.19    $     0.06          31.6
                                                                         ==========    ==========    ==========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                                                 $     0.21    $     0.19    $     0.02          10.5
                                                                         ==========    ==========    ==========
   Diluted                                                               $     0.21    $     0.19    $     0.02          10.5
                                                                         ==========    ==========    ==========

                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 9

                                                                    1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                     2003         2002         2002         2002         2002
                                                                   ---------    ---------    ---------    ---------    ---------
Interest income:
   Loans, including fees                                           $  39,480    $  43,427    $  40,296    $  36,515    $  34,197
   Securities:
     Taxable                                                           2,724        3,004        3,303        3,767        3,883
     Tax-exempt                                                          649          673          697          739          781
   Federal funds sold and securities purchased under agreements
     to resell                                                            47           48           76          124          215
   Trading assets                                                        862        1,291        1,282          917        1,050
   Deposits in financial institutions                                     19           20           27           30           29
                                                                   ---------    ---------    ---------    ---------    ---------
       Total interest income                                          43,781       48,463       45,681       42,092       40,155

Interest expense:
   Demand and savings deposits                                         1,357        1,647        1,909        2,176        2,208
   Certificates and other time deposits                                3,932        4,496        3,743        3,677        4,120
   Other borrowed funds                                                1,348        1,574        1,651          995          726
   Note payable                                                          165          195          202          197          203
                                                                   ---------    ---------    ---------    ---------    ---------
       Total interest expense                                          6,802        7,912        7,505        7,045        7,257
                                                                   ---------    ---------    ---------    ---------    ---------
       NET INTEREST INCOME                                            36,979       40,551       38,176       35,047       32,898

          Provision for credit losses                                  5,392        4,868        3,439        3,088        2,623
                                                                   ---------    ---------    ---------    ---------    ---------
       NET INTEREST INCOME AFTER
         PROVISION FOR CREDIT LOSSES                                  31,587       35,683       34,737       31,959       30,275

Noninterest income:
   Customer service fees                                               3,963        4,085        3,706        3,749        3,669
   Gain on sale of mortgage loans                                     11,571       11,395        9,320        7,541        4,129
   Mortgage origination income                                         8,173        5,833        8,802        5,613        3,393
   Other                                                               5,826        7,618        5,440        5,663        4,554
                                                                   ---------    ---------    ---------    ---------    ---------
       Total noninterest income                                       29,533       28,931       27,268       22,566       15,745

Noninterest expense:
   Salaries and employee benefits                                     24,849       22,916       24,160       22,798       18,645
   Occupancy expense                                                   6,520        6,521        6,151        5,694        5,089
   Net loss and carrying costs of real estate acquired by
     foreclosure                                                          (6)         181          229            5           66
   Mortgage servicing rights amortization and impairment               3,904        5,167        6,141        1,042          800
   Technology                                                          1,485        1,574        1,573        1,329        1,201
   Postage and delivery charges                                          975          942          873          768          698
   Supplies                                                              790          795          738          674          523
   Professional fees                                                     919        1,283        1,398        1,324          696
   Minority interest expense:
     Company-obligated mandatorily redeemable trust preferred
       securities of subsidiary trusts                                 1,552        1,799        1,462        1,325        1,330
     Sterling Capital Mortgage Company                                   424          180           81          366          215
   Conversion costs related to acquisitions                               --         (151)         973           --           --
   Other                                                               5,739        7,922        5,384        5,057        4,415
                                                                   ---------    ---------    ---------    ---------    ---------
       Total noninterest expense                                      47,151       49,129       49,163       40,382       33,678

       INCOME FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES                                         13,969       15,485       12,842       14,143       12,342
          Provision for income taxes                                   4,759        5,117        4,314        4,723        3,985
                                                                   ---------    ---------    ---------    ---------    ---------
       INCOME FROM CONTINUING OPERATIONS                               9,210       10,368        8,528        9,420        8,357

       INCOME FROM DISCONTINUED OPERATIONS
          BEFORE INCOME TAXES                                          3,118          (23)         (17)         (55)         (88)
          Provision for income taxes                                   1,091           (7)          (7)         (18)         (29)
                                                                   ---------    ---------    ---------    ---------    ---------
       INCOME FROM DISCONTINUED OPERATIONS                             2,027          (16)         (10)         (37)         (59)

                                                                   ---------    ---------    ---------    ---------    ---------
       NET INCOME                                                  $  11,237    $  10,352    $   8,518    $   9,383    $   8,298
                                                                   =========    =========    =========    =========    =========

EARNINGS PER SHARE:
   Basic                                                           $    0.26    $    0.24    $    0.19    $    0.21    $    0.19
                                                                   =========    =========    =========    =========    =========
   Diluted                                                         $    0.25    $    0.23    $    0.19    $    0.21    $    0.19
                                                                   =========    =========    =========    =========    =========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                                           $    0.21    $    0.24    $    0.19    $    0.21    $    0.19
                                                                   =========    =========    =========    =========    =========
   Diluted                                                         $    0.21    $    0.23    $    0.19    $    0.21    $    0.19
                                                                   =========    =========    =========    =========    =========

                                     -more-

STERLING BANCSHARES, INC.
YIELD ANALYSIS  (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 10

                                                                                      QUARTER ENDED
                                                         --------------------------------------------------------------------------
                                                                     MARCH 31, 2003                        MARCH 31, 2002
                                                         -----------------------------------    -----------------------------------
                                                          AVERAGE                                AVERAGE
                                                          BALANCE      INTEREST       YIELD      BALANCE       INTEREST    YIELD
                                                         ----------    ----------     ------    ----------    ----------   ------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions      $    1,149    $       19       6.71%        2,181    $       29     5.39%
Federal funds sold and securities purchased
  under agreements to resell                                 16,293            47       1.17%       44,107           215     1.98%
Trading Assets                                              121,181           862       2.88%      103,262         1,050     4.12%
Investment securities (taxable)                             260,308         2,724       4.24%      246,875         3,883     6.38%
Investment securities (tax-exempt)                           58,942           649       4.47%       72,633           781     4.36%
Loans held for sale (taxable)                               515,814         7,142       5.62%      227,239         4,076     7.27%
Loans held for investment (taxable)                       1,938,717        32,264       6.75%    1,640,331        30,050     7.43%
Loans held for investment (tax-exempt)                        4,726            74       6.35%        4,394            71     6.55%
                                                         ----------    ----------     ------    ----------    ----------   ------
  Total Interest Earning Assets                           2,917,130        43,781       6.09%    2,341,022        40,155     6.96%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                     100,561                                 93,448
Premises and equipment, net                                  54,438                                 52,257
Other assets                                                279,499                                210,314
Allowance for credit losses                                 (29,116)                               (23,758)
Assets related to discontinued operations                    33,685                                 38,753
                                                         ----------                             ----------
  Total Noninterest Earning Assets                          439,067                                371,014
                                                         ----------                             ----------

  TOTAL ASSETS                                           $3,356,197                              2,712,036
                                                         ==========                             ==========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                              $  875,268    $    1,357       0.63%      819,184         2,208     1.09%
Certificates and other time deposits                        659,366         3,932       2.42%      528,832         4,120     3.16%
Other borrowings                                            400,184         1,348       1.37%      161,353           726     1.82%
Note payable                                                 20,717           165       3.23%       20,879           203     3.94%
                                                         ----------    ----------     ------    ----------    ----------   ------
  Total Interest Bearing Liabilities                      1,955,535         6,802       1.41%    1,530,248         7,257     1.92%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                             892,196                                736,221
Other liabilities                                            48,972                                 34,858
Liabilities related to discontinued operations              123,750                                129,737
                                                         ----------                             ----------
  Total Noninterest Bearing Liabilities                   1,064,918                                900,816

Trust preferred securities                                   80,000                                 57,500
Shareholders' equity                                        255,744                                223,472
                                                         ----------                             ----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $3,356,197                             $2,712,036
                                                         ==========                             ==========

NET INTEREST INCOME & MARGIN                                           $   36,979       5.14%                  $   32,898    5.70%
                                                                       ==========     ======                   ==========  ======

NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)(1)                       $   37,344       5.19%                  $   33,318    5.77%
                                                                       ==========     ======                   ==========  ======

(1) In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

                                     -more-

STERLING BANCSHARES, INC.
SEGMENT REPORTING (unaudited)
 (DOLLARS IN THOUSANDS)
Page 11

                                                   QUARTER ENDED MARCH 31, 2003               QUARTER ENDED MARCH 31, 2002
                                               --------------------------------------    ---------------------------------------
                                               COMMERCIAL     MORTGAGE                   COMMERCIAL     MORTGAGE
                                                  BANK        BANKING       COMBINED      BANKING        BANKING       COMBINED
                                               ----------    ----------    ----------    ----------     ----------    ----------
EARNINGS SUMMARY
Interest income                                $   43,781    $       --    $   43,781    $   40,155     $       --    $   40,155
Interest expense                                    6,802            --         6,802         7,257             --         7,257
                                               ----------    ----------    ----------    ----------     ----------    ----------
Net interest income                                36,979            --        36,979        32,898             --        32,898
Provision for loan losses                           4,450           942         5,392         2,623             --         2,623
Noninterest income                                  7,402        22,131        29,533         6,315          9,430        15,745
Noninterest expense                                28,789        18,362        47,151        25,710          7,968        33,678
                                               ----------    ----------    ----------    ----------     ----------    ----------
Income from continuing operations
  before income taxes                              11,142         2,827        13,969        10,880          1,462        12,342
Provision for income taxes                          3,628         1,131         4,759         3,384            601         3,985
                                               ----------    ----------    ----------    ----------     ----------    ----------
Income from continuing operations                   7,514         1,696         9,210         7,496            861         8,357
Income (loss) from discontinued operations
  before income taxes                               3,118            --         3,118           (88)            --           (88)
Provision for income taxes                          1,091            --         1,091           (29)            --           (29)
                                               ----------    ----------    ----------    ----------     ----------    ----------
Income (loss) from discontinued operations          2,027            --         2,027           (59)            --           (59)
                                               ----------    ----------    ----------    ----------     ----------    ----------
Net income                                     $    9,541    $    1,696    $   11,237    $    7,437     $      861    $    8,298
                                               ----------    ----------    ----------    ----------     ----------    ----------

EFFICIENCY RATIO(1)                                 63.95%        82.97%        70.22%        64.42%         84.50%        68.26%
                                               ----------    ----------    ----------    ----------     ----------    ----------





                                                         QUARTER ENDED MARCH 31, 2003         QUARTER ENDED MARCH 31, 2002
                                                   ------------------------------------   ------------------------------------
                                                   COMMERCIAL    MORTGAGE                 COMMERCIAL   MORTGAGE
                                                      BANK       BANKING      COMBINED     BANKING      BANKING     COMBINED
                                                   ----------   ----------   ----------   ----------   ----------   ----------
NONINTEREST INCOME
Customer service fees                              $    3,963   $       --   $    3,963   $    3,669   $       --   $    3,669
Gain on sale of mortgage loans                             --       11,571       11,571           --        4,129        4,129
Mortgage origination income                                --        8,173        8,173           --        3,393        3,393
Other                                                   3,439        2,387        5,826        2,646        1,908        4,554
                                                   ----------   ----------   ----------   ----------   ----------   ----------
      Total                                        $    7,402   $   22,131   $   29,533   $    6,315   $    9,430   $   15,745
                                                   ----------   ----------   ----------   ----------   ----------   ----------

NONINTEREST EXPENSE
Salaries and employee benefits                     $   16,812   $    8,037   $   24,849   $   14,552   $    4,093   $   18,645
Occupancy expense                                       3,671        2,849        6,520        3,584        1,505        5,089
Technology                                              1,192          293        1,485        1,144           57        1,201
Supplies                                                  332          458          790          341          182          523
Mortgage servicing rights amortization                     --        3,904        3,904           --          800          800
Professional fees                                         694          225          919          601           95          696
Minority interest expense                               1,552          424        1,976        1,330          215        1,545
Other                                                   4,536        2,172        6,708        4,158        1,021        5,179
                                                   ----------   ----------   ----------   ----------   ----------   ----------
      Total                                        $   28,789   $   18,362   $   47,151   $   25,710   $    7,968   $   33,678
                                                   ----------   ----------   ----------   ----------   ----------   ----------


(1)  The efficiency ratio uses net interest income on a tax equivalent basis.
     In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment is made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.


                                     -####-